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                                                                    EXHIBIT 99.2


                             CONSENT OF W.D. MINAMI

         I consent to the use of my name as a Director Nominee in the section "Management" in the Registration Statement to be filed by Ashford Hospitality Trust, Inc. on Form S-11 and the related Prospectus and any amendments thereto.

Dated: May 9, 2003

                                                           /s/ W.D. MINAMI
                                                           ---------------------
                                                           W.D. MINAMI